File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                                    Aquilasm
                                                              Group of Funds


                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 10, 2002



To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"), will be held:

Place:       (a)      at the Rhode Island Convention Center
                      1 Sabin Street
                      Providence, Rhode Island;

Time:        (b)      on October 10, 2002
                      at 2:30 p.m. local time;

Purposes:    (c)      for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending June 30, 2003 (Proposal No. 2);

                    (iii) to act upon a proposed new revised and amended Investment Advisory and Administration Agreement under which the Fund will become responsible for Fund accounting expenses (Proposal No. 3);

                    (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:      (d)      To vote at the Meeting, you must have been a shareholder
                      on the Fund's records at the close of business on July 22, 2002 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





September 4, 2002

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The  Fund's  founder  and  Manager  (the  "Manager")  is Aquila  Management
Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser is Citizens Investment Advisors, a department of Citizens Bank of Rhode Island (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.


     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor at the above address or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about September 4, 2002.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on the proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.57; Class C Shares, $10.57; Class Y Shares, $10.57; and Class I Shares, $10.57. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees, the selection of independent auditors and the approval of a new Advisory and Administration Agreement. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 8,236,345; Class C Shares, 1,546,601; Class Y Shares, 1,125,003, and Class I Shares, 36,837.

     On the record date, the following holders held 5% or more of the outstanding shares of a class of Fund shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.


Institutional 5% shareholders
Name and Address of                                                 Percent
the Holder of Record               Number of Shares                 of Class


National Financial Services       1,261,601 Class A Shares          15.3%
Corp
200 Liberty Street
New York, NY 10281

Fiserv Securities Inc.            1,050,914 Class A Shares          12.8%
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

Merrill Lynch Pierce,             503,089 Class A Shares            6.11%
  Fenner & Smith                  391,951 Class C Shares            25.3%
4800 Deer Lake Dr. East
Jacksonville, FL  32246

Citizens Bank of Rhode Island     724,279 Class Y Shares            64.4%
870 Westminster Street
Providence, RI  02903

Donaldson Lufkin Jenrette         156,514 Class Y Shares            13.9%
 Securities Corporation Inc.
P. O. Box 2052
Jersey City, NJ  07303

Perry Baker & Co.                 36,837 Class I Shares            100.0%
The Washington Trust Co.
23 Broad Street
Westerly, RI  02891

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2001 except for Mr. Partridge and Mr. Ryan, who were elected by the Trustees to fill vacancies.

Trustees (1)
and Officers

                                                                       Number of
                         Positions                                     Portfolios
                         Held with                                     in Fund
                         Fund and         Principal                    Complex          Other
Name, Address(2)         Length of        Occupation(s)                Overseen         Directorships
and Date of Birth        Service (3)      During Past 5 Years          by Trustee       Held by Trustee

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the        13     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                  Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring               Accumulation Trust,
                         1992             organization and Manager or               Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or           Group, Oppenheimer Small Cap
                                          Sub-Adviser to each of the                Value Fund, Oppenheimer
                                          Aquilasm Group of Funds (5) and           Midcap Fund, and Oppenheimer
                                          Founder, Chairman of the Board of         Rochester Group of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust and Capital
                                          Cash U.S. Government Securities
                                          Trust, since 1973; Trustee
                                          Emeritus,  Brown University and
                                          active in university, school and
                                          charitable organizations.


David A. Duffy           Trustee          Chairman, formerly President,       1      Citizens Bank of Rhode
North Kingstown, RI      Since 1995       Duffy & Shanley, Inc., an                  Island since 1999.
(08/07/39)                                advertising, marketing and
                                          public relations firm since
                                          1973; National Chairman,
                                          National Conference for
                                          Community and Justice; Vice
                                          Chairman, Providence College
                                          Board of Trustees; officer or
                                          director of numerous civic and
                                          non-profit organizations.
John J. Partridge       Trustee since     Founding Partner, Partridge,        1                 None
Providence, RI          2002              Snow & Hahn, LLP, a law firm,
(05/05/40)                                Providence, Rhode Island, since
                                          1988; director of various
                                          educational, civic and
                                          charitable organizations,
                                          including Greater Providence
                                          Chamber of Commerce and Memorial
                                          Hospital of Rhode Island.

Non-interested
Trustees

Vernon R. Alden         Trustee since     Retired; General Independent        1      Sonesta International Hotels
Boston, MA              1992              Partner, Merrill Lynch-Lee                 Corporation.
(04/07/23)                                Funds; former director or
                                          trustee of various Fortune 500
                                          companies, as well as various
                                          open-end investment companies,
                                          formerly President of Ohio
                                          University and Associate Dean of
                                          the Harvard University Graduate
                                          School of Business
                                          Administration; member of
                                          several Japan-related advisory
                                          councils; Honorary Consul
                                          General of the Royal Kingdom of
                                          Thailand; trustee of various
                                          cultural, educational and civic
                                          organizations.

Paul Y. Clinton         Trustee since     Principal, Clinton Management       3      Director or trustee, OCC
Osterville, MA          1996              Associates, a financial and                Cash Reserves, Inc., OCC
Naples, FL                                venture capital consulting firm.           Accumulation Trust,
(02/14/31)                                                                           Oppenheimer Quest Value
                                                                                     Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds.

William J.             Trustee since     Chairman, founder (1975) and        2       Ring's End, Inc.
Nightingale            1992              Senior Advisor since 1995 of
Stamford, CT                             Nightingale & Associates, L.L.C.,
(09/16/29)                               a general management consulting
                                         firm focusing on interim
                                         management, divestitures,
                                         turnaround of troubled companies,
                                         corporate restructuring and
                                         financial advisory services;
                                         formerly an officer of Hanes
                                         Corporation (women's apparel) and
                                         General Mills, Inc. and a Senior
                                         Associate of Booz, Allen &
                                         Hamilton (management consultants).

Cornelius T. Ryan      Trustee since     Founder and General Partner,        4      Director of Neuberger &
Westport, CT and       2002              Oxford Ventures Partners, a group          Berman Equity Funds.
Sun Valley, ID                           of investment venture capital
(11/14/31)                               partnerships, since 1981 and
                                         Founder and General Partner,
                                         Oxford Bioscience Partners, a
                                         group of venture capital
                                         partnerships focused on Life
                                         Sciences, Genomics, Healthcare
                                         Information Technology and
                                         medical devices, since 1991.

J. William Weeks       Trustee since     Retired; limited partner and        4                   None
Palm Beach, FL         1995              investor in various real estate
(06/22/27)                               partnerships since 1988; formerly
                                         Senior Vice President or Vice
                                         President of the Aquila Bond
                                         Funds; and Vice President of the
                                         Distributor.

Officers
Diana P. Herrmann       President        President and Chief Operating       N/A                 None
New York, NY            since 1998       Officer of the Manager since
(02/25/58)                               1997, a Director since 1984,
                                         Secretary since 1986 and
                                         previously its Executive Vice
                                         President, Senior Vice President
                                         or Vice President, 1986-1997;
                                         President, Senior Vice President
                                         or Executive Vice President of
                                         the Aquilasm Group of Funds since
                                         1986; Director of the Distributor
                                         since 1997; trustee, Reserve
                                         Money-Market Funds, 1999-2000 and
                                         Reserve Private Equity Series,
                                         1998-2000; active in mutual fund
                                         and trade organizations and in
                                         charitable and volunteer
                                         organizations.

Stephen J. Caridi      Senior Vice       Vice President of the Distributor   N/A                N/A
New York, NY           President since   since 1995; Vice President,
(05/06/61)             1998 and Vice     Hawaiian Tax-Free Trust since
                       President         1998; Senior Vice President,
                       1996-1997         Narragansett Insured Tax-Free
                                         Income Fund since 1998, Vice
                                         President 1996-1997; Assistant
                                         Vice President, Tax-Free Fund For
                                         Utah since 1993.
Rose F. Marotta        Chief Financial   Chief Financial Officer of the      N/A                 N/A
New York, NY           Officer since     Aquilasm Group of Funds since
(05/08/24)             1991              1991 and Treasurer, 1981-1991;
                                         Treasurer and Director, STCM
                                         Management Company, Inc., since
                                         1974; Treasurer of the Manager
                                         since 1984 and of the
                                         Distributor, 1985-2000.

Joseph P. DiMaggio     Treasurer since   Treasurer of the Aquilasm Group     N/A                 N/A
New York, NY           2000              of Funds and the Distributor
(11/06/56)                               since 2000; Controller, Van Eck
                                         Global Funds, 1993-2000.

Edward M. W. Hines     Secretary since   Partner, Hollyer Brady Smith &      N/A                 N/A
New York, NY           1992              Hines LLP, legal counsel to the
(12/16/39)                               Fund, since 1989; Secretary of
                                         the Aquilasm Group of Funds.

Robert W. Anderson     Assistant         Compliance Officer of the Manager   N/A                 N/A
New York, NY           Secretary         since 1998 and Assistant
(08/23/40)             Since 2000        Secretary of the Aquilasm Group
                                         of Funds since 2000; trustee,
                                         Alternative Investment Strategies
                                         Fund since July, 2002;
                                         Consultant, The Wadsworth Group,
                                         1995-1998.

John M. Herndon        Assistant         Assistant Secretary of the          N/A                 N/A
New York, NY           Secretary since   Aquilasm Group of Funds since
(12/17/39)             1995              1995 and Vice President of the
                                         five Aquila Money-Market Funds
                                         since 1990; Vice President of the
                                         Manager since 1990.

Lori A. Vindigni       Assistant         Assistant Treasurer of the          N/A                 N/A
New York, NY           Treasurer since   Aquilasm Group of Funds since
(11/02/66)             2000              2000; Assistant Vice President of
                                         the Manager since 1998; Fund
                                         Accountant for the Aquilasm Group
                                         of Funds, 1995-1998.


(1)The  Fund's   Statement  of  Additional   Information   includes   additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Fund, as that term is defined in the 1940 Act, as an officer of the Fund, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Mr. Duffy is an interested person of the Fund as a director of the Sub-Adviser. Mr. Partridge is an interested person of the Fund as a partner of the law firm that performs legal services for the Sub-Adviser.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 13 funds are called the "Aquilasm Group of Funds."



                       Securities Holdings of the Trustees
                                (as of 07-01-02)

                                                       Aggregate Dollar Range
                        Dollar Range of                of Ownership in Aquilasm
Name of                Ownership in Narragansett (1)   Investment Companies
Trustee                Insured Tax-Free Income Fund    Overseen by Trustee (1)



Interested Trustees

Lacy B. Herrmann                  A                        E

David A. Duffy                    C                        C

John J. Partridge                 C                        C


Non interested Trustees

Vernon R. Alden                   B                        B

Paul Y. Clinton                   B                        B

William J. Nightingale            B                        C

Cornelius T. Ryan                 to come                  B

J. William Weeks                  B                        C


(1)     A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2002 the Fund paid a total of $54,064 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 13 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                            Compensation
                                            From
                                            all funds         Number of
                                            in the            boards on
                           Compensation     Aquilasm          which the
                           from the         Group             Trustee
                           Fund             of Funds          now serves


Vernon R. Alden            $4,850          $12,575              1

Paul Y. Clinton            $4,850          $10,750              3

David A. Duffy             $4,400           $4,400              1

William J.
Nightingale                $5,500          $12,100              2

John J. Partridge          $2,200           $2,200              1

Cornelius T. Ryan          $-0-             $9,000              4

J. William Weeks           $5,350          $20,200              4


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of August 14, 2002, these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.2 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2002, the Fund paid $464,655 in management fees, of which $371,724 was waived and the balance was paid to the Sub-Adviser.


     During the fiscal year ended June 30, 2002, $112,466, was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $2,542 was retained by the Distributor. With respect to Class C Shares, during the same period $80,109 was paid under Part II of the Plan and $26,703 was paid under the Shareholder Services Plan. Of these total payments of $106,812, the Distributor received $40,067. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of thirteen funds (five money-market funds, seven tax-free municipal bond funds and an equity fund), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Vernon R. Alden, Paul Y. Clinton, William J. Nightingale, Cornelius T. Ryan, and J. William Weeks. None of the members of the Committee is an "interested person" of the Fund. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager, Sub-adviser or the parents or subsidiaries of either.


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2003. Such selection is submitted to the shareholders for ratification or rejection.

     The Fund paid the following fees to KPMG during the fiscal year ended June 30, 2002:

Audit Fees:                                          $12,500

Financial Information
Systems Design and Implementation                      $-0-

All Other Fees                                       $11,078

   (Fees for preparation
    of the Fund's tax
    returns and related
    memoranda.)

     KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

     The Audit Committee of the Fund's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2003.

     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                    Consideration of a New Revised and Amended
                      Advisory and Administration Agreement
                        Which will Provide that the Fund
                      Will pay for Fund Accounting Services
                        Currently paid for by the Manager
                                (Proposal No. 3)


                     Background and Reasons for the Proposal

     The purpose of this proposal is to authorize a new revised and amended Advisory and Administration Agreement (the "Proposed Agreement") between the Fund and Aquila Management Corporation, the Manager. The only change between the current Advisory and Administration Agreement (the "Current Agreement") and the Proposed Agreement is that the payment for the cost of fund accounting, currently the responsibility of the Manager, will become the responsibility of the Fund under the Proposed Agreement.

     The Current Agreement provides that the Manager shall either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund. These services are called "Fund Accounting." The Fund Accounting services for the Fund are currently delegated to an outside service provider and are currently supervised and paid for by the Manager. It is proposed that while an outside service provider will continue to provide accounting services to the Fund under the Manager's continued supervision, the costs of the Fund Accounting services will be shifted from the Manager to the Fund. If the Proposal is approved, these costs will be borne by the Fund and not by the Manager.

What is Fund Accounting?

     Fund Accounting is the routine bookkeeping function under which the Fund's per share price (net asset value) is computed each day for the purposes of sales and redemptions of the Fund's shares. Fund Accounting also tracks the Fund's income and expenses for the purpose of calculating the Fund's daily dividends.

What are the current and anticipated costs of Fund Accounting?

     The cost of providing Fund Accounting to the Fund at its current asset level of approximately $117.7 million is approximately $52,200 per year. Based on the Fund's current net assets, this equates to approximately 4.4 basis points (0.044%) in annual expenses.

     At the present time there would be no change in the Fund's net expenses because the Manager is currently reimbursing Fund expenses as necessary and waiving its management fee. The Manager has assured the Board of Trustees that it intends to continue such support in order that the Fund remains competitive in the marketplace. Thus, while the Fund would become responsible for the Fund Accounting fee, that fee would currently continue to be reimbursed by the Manager under the current arrangements.

     Under the current Fund Accounting fee structure, the maximum fee paid by the Fund would be as follows at various asset sizes:



                                                  Estimated Class A Share
                                                     Expense Ratio (%)

                                                        Net of Waivers
Net Assets        Annual Fund Accounting Fee  Gross   and Reimbursements
   ($MM)          ($)           (%)            (%)             (%)

  118(8/14/02)   52,200       0.044           0.91           0.46
  150            52,200       0.035           0.90           0.52
  200            56,200       0.028           0.86           0.60
  250            66,200       0.026           0.83           0.66
  300            76,200       0.025           0.81           0.71


     At present, there would be no change in the Fund's net expenses because the Manager intends to continue to waive its management fee and reimburse expenses as necessary.

What will happen if the Fund grows?

     As stated above, the Manager intends to continue to subsidize the Fund in order that it will remain competitive within the marketplace, although it is not obligated to do so. As such, it expects to continue to waive fees and reimburse fund expenses, as necessary. Over time, as Fund assets grow, however, the Manager intends to reduce its subsidization of fund expenses, while at the same time assuring that the Fund continues to remain competitive with its yield in the marketplace. Initially the subsidization would be reduced with respect to regular fund operating expenses, followed by reduction of the waiver of management fees. Assuming continued growth of the Fund, at some point the full Fund Accounting fee would be borne by the Fund.

When will the Manager cease to subsidize the Fund?

     The Fund's yield is dependent on market factors, particularly the level of interest rates, as well as its expenses, which are dependent upon the competitive environment. Accordingly, it is difficult to specify the asset level at which subsidization would be completely eliminated. Similarly, growth of the asset size of the Fund is dependent on market factors, including competing funds and the relative desirability of alternative investments. It is accordingly difficult to predict when the Fund will reach a given level of assets.

     It should be noted that since inception of the Fund in 1992, the Manager has spent approximately $3 million in subsidization of Fund expenses to ensure that the Fund has a competitive return. The Manager intends to continue such subsidization as necessary. Based on past experience, the Manager currently estimates that if and when Fund assets exceed approximately $130 million, reimbursement of fund operating expenses would cease and the Manager would begin to take a modest part of the Management fee that is now being waived. Depending on the competitive environment, the Manager could continue to waive some portion of the Management fee until Fund assets reach as much as $300 million.

What are the reasons for the Proposal?

     The Manager is seeking this change to reduce its costs and thereby effectively increase its net income without an increase in its management fee. The Manager has advised the Board of Trustees that it has had increasing costs of operations. A significant amount of such increased costs pertain to new systems and additional resource requirements in a number of areas, including compliance with new regulations regarding privacy, combating money laundering and protecting against terrorism. The Manager noted that maintaining new and/or upgraded systems and other technology investments and related support represents an area of growing criticality for all mutual fund companies.

What changes in the Fund's expenses will result from the change?

     Under the Proposed Agreement, the contractual advisory fee (currently being waived) will continue to accrue at the annual rate of 0.50 of 1% of the Fund's net asset value. The following tables show the Management fee and Other Expenses (including Accounting) under the Current Agreement and the Proposed Agreement.

                         Annual Fund Operating Expenses

            (as a percentage of the Fund's average daily net assets)

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) as they were for the fiscal year ended June 30, 2002.

                              Class A    Class C    Class I    Class Y
                              Shares     Shares     Shares      Shares

Management Fee(1).........     0.50%       0.50%       0.500%     0.50%
Distribution (12b-1) Fee.      0.15%       0.75%       0.025%     None
All Other Expenses:(2)
    Service Fee.....           None        0.25%       0.025%     None
Other Expenses(2)              0.26%       0.26%       0.370%     0.26%
Total All Other Expenses(2)..  0.26%       0.51%       0.395%     0.26%
Total Annual Fund
       Operating Expenses(3)...0.91%       1.76%       0.920%     0.76%


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets) as they would have been for that year under the proposed arrangement.

                              Class A    Class C    Class I    Class Y
                              Shares     Shares     Shares     Shares

Management Fee(1).........      0.50%      0.50%       0.500%    0.50%
Distribution (12b-1) Fee.       0.15%      0.75%       0.025%    None
All Other Expenses:(2)
    Service Fee....             None       0.25%       0.025%    None
    Other Expenses...
        (including 0.044%
         fund accounting)(2) .  0.305%     0.305%      0.415%    0.305%
Total All Other Expenses(2)...  0.305%     0.555%      0.440%    0.305%
Total Annual Fund
       Operating Expenses(3)....0.955%     1.805%      0.965%    0.805%

(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which all but a small portion (that is paid to the Sub-Adviser) is being waived. It is anticipated that once the asset size of the Fund reaches approximately $130 million, these waivers may no longer be necessary.

(2) Operating expenses are being subsidized through reimbursement by the Manager as necessary. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $130 million.

(3) The undertakings of the Manager as to fee waivers and the practices of the Manager as to expense reimbursement may reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. These waivers and reimbursements can be discontinued at any time. The expense ratios for the fiscal year ended June 30, 2002 after giving effect to the waivers including waivers by the former sub-adviser and the 0.03% expense offset for uninvested cash balances were incurred at the following annual rates: for Class A Shares, management fee, 0.10%; 12b-1 fee, 0.15%; other expenses, 0.21%, for total operating expenses of 0.46%; for Class C Shares, management fee, 0.10%; 12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.21%, for total operating expenses of 1.31%; management fees, all other expenses, and total Fund operating expenses for Class I Shares would have been 0.10%, 0.345% and 0.47% respectively; for Class Y, these expenses would have been 0.10%, 0.21%, and 0.31%, respectively. Other expenses for the various classes differ because Class I Shares bear program costs for financial intermediaries of 0.175%, which includes transfer agent services, and charges common to both classes of 0.22%; Class Y Shares bear only the common charges of 0.22% and an allocation for transfer agent services of 0.04%.

The following table shows the contractual Management fees and Fund Accounting fees during the Fund's latest fiscal year, the contractual fees if the proposed arrangements had been in effect during that fiscal year and the percentage change.


                                            Fee accrued
                                            if new
                                            arrangements
Type of Fund               Actually         had been               Percent
Fee                        accrued          in effect               change

Management fee             $464,655(1)      $464,655(1)                0%

Fund Accounting fee            N/A           $52,200(2)               N/A

Total                      $464,655(1)      $516,855(1)(2)            11%


(1) $371,724 waived; the balance was paid to the Sub-Adviser.

(2) Would have been reimbursed by the Manager. Fund Accounting fee reflects a recent contractual increase.


What information about the Manager should I know?

     The Fund's Manager is founder and Manager and/or administrator of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of August 14, 2002 these funds had aggregate assets of approximately $3.6 billion, of which approximately $2.2 billion consisted of assets of seven tax-free municipal bond funds. The Manager, founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife and daughter as follows:

     Elizabeth B. Herrmann              27.5%

     Lacy B. Herrmann                   25%

     Elizabeth B. Herrmann
     1993 Annuity Trust                 40%

     Diana P. Herrmann                   5%

     The names, addresses and principal occupations of the principal executive officer and each director of the Manager are as follows:


     Name                     Position with The Manager

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director

     The address of all of these individuals is 380 Madison Avenue, Suite 2300, New York, NY 10017.

When was the Current Agreement last approved?

     The Current Agreement between the Fund and the Manager was approved by the shareholders of the Fund in November, 1997. It has been renewed annually by the Board of Trustees since that time, most recently in December, 2001.

What changes are proposed in the Proposed Agreement?

     The complete text of the Proposed Agreement, marked to show the proposed changes, is attached to this Proxy Statement.

What factors did the Board of Trustees consider in approving the Proposed Agreement?

     The Trustees noted that the Manager had presented for the Board's consideration materials including, among other things: conditions and trends in the municipal securities markets; an analysis of the Fund's current and historical expenses, originally included in the contract evaluation material reviewed by the Board in connection with renewal of the current agreement in December, 2001; information about the non-profitability of the Manager's mutual fund operations with respect to the Fund due to its fee waiver and subsidization of Fund operating expenses; performance of the Fund as related to various industry indices; and a statement of the rationale underlying the proposed advisory fee structure, including conforming with what appeared to be a trend within the industry. Copies of the Proposed Agreement were also provided.

     The Trustees also noted that at their request, the Manager had retained at the Manager's expense a recognized independent outside consulting firm to analyze the frequency with which investment managers have unbundled Fund Accounting from the management fee. The report of that firm indicated that there may be a trend in this regard in the mutual fund industry. While the analysis noted that 21 - 25% of funds disclose Fund Accounting as a separate fund expense, it also noted that the frequency is higher in actuality because fund accounting costs are often bundled into custody fees. The Manager advised the Board that this is particularly the case with some of the larger custodian banks based upon its discussions with a number of industry representatives. The independent consultant's analysis also noted that a number of comparable funds treat fund accounting as a fund expense.

     From  the   foregoing,   the  Board  of  Trustees   derived  the  following
considerations:

o Due to the current and prior management fee waiver and the subsidization of the majority of Fund's expenses by the Manager, the performance and expense ratio of the Fund continued to be at a highly competitive level.

o Consistent with previous determinations by the Board of Trustees, the contracted Advisory and Administration fees were reasonable and well in line with industry standards and the Fund's peer group, being in general below those of comparable Funds. As of March 31, 2002, the Fund's gross management fee was 0.50 of 1% versus the average and median of 0.57 and
     0.55 of 1%, respectively, of those of comparable funds and the 0.55 of 1% average of the three competing Rhode Island funds.

o Since inception of the Fund in 1992, the Manager has spent approximately $3 million on subsidization of Fund expenses to ensure that the Fund has a competitive return. The waiver and expense reimbursement, as necessary, by the Manager would continue until such time that the Fund reaches a size significant enough that these fees and expenses can be phased in without adversely affecting the Fund and its performance.

o It was noted that two of the competing Rhode Island funds treated fund accounting as an appropriate fund expense.

o A comparison of the Fund's net operating expenses vis-a-vis comparable funds reflected that most of the comparable funds have higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports. The Fund's net expense ratio for its Class A Shares of 0.47 of 1% was also significantly lower than the 0.84 of 1% average and 0.85 of 1% median for all front-end load shares of single-state municipal bond funds (466 funds) and the 0.87 of 1% average of the three competing Rhode Island funds.

o The overall nature and quality of the services provided by the Manager had historically been, and continued to be, very high.

o The Fund has traditionally had a relatively low net ratio of expenses. The Manager has assured through subsidization that the Fund has had consistent performance relative to comparable and competing funds.

o The Manager has had increasing costs of its operations. Being relieved of Fund Accounting costs would assist the Manager in maintaining new and/or upgraded systems and other technology investments and related support and in providing resources for compliance with the new regulatory and other requirements, an area of growing criticality for all mutual fund companies.

o The Manager had agreed to share the costs with the Fund relating to the proxy statement preparation.

o Due to the Manager's subsidization, the proposed change would have no current impact on the Fund's net expense ratio.

o If the Fund's asset size increases, the cost of Fund Accounting services as a percentage of its operating expenses will be well within the range of expense ratios of comparable and competing funds and is not expected to adversely affect its competitive position in the future.

     On the basis of the foregoing considerations, the Board of Trustees, including all of the Independent Trustees, voted to approve the proposed change and recommend that the shareholders of the Fund approve it.

     The Board of Trustees will consider the proposal again at an in-person meeting immediately preceding the Shareholder Meeting, at which time the above action is expected to be re-approved. If the Board of Trustees should not approve the Proposed Agreement at that meeting, the proposal will be withdrawn and will not be voted on by the shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE NEW REVISED AND AMENDED ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE APPROVED.

Vote Required

     The  favorable  vote of the  holders of a majority  (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     If the shareholders of the Fund fail to approve Proposal No. 3, the Board of Trustees will consider what action might be appropriate, including calling another meeting of the shareholders or continuing with the present arrangements.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                  Attachment A

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS  AGREEMENT,  made as of               by  and  between  NARRAGANSETT
INSURED TAX-FREE INCOME FUND (the "Fund"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA MANAGEMENT CORPORATION (the "Manager"), a New York corporation, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

     WHEREAS, the Fund and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Fund;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Fund.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

     (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio delegated to a Sub-Adviser of the Fund under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors, fund accounting agent and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (iv) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

     (v) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     (d) Best Efforts; Responsibility. The Manager shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Fund's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

     (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The
Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.

     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

     (i) Indemnification. The Fund shall indemnify the Manager to the full extent permitted by the Fund's Declaration of Trust.

3.  Allocation of Expenses

     The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses;
(vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) expenses of keeping the Fund's accounting records including the computation of net asset value per share and the dividends; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

4.  Compensation of the Manager

     The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

     The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6. Duration and Termination of this Agreement

     (a) Duration. This Agreement shall become effective on the day it is approved by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

7.  Disclaimer of Shareholder Liability

     The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Manager represents that it has notice of the provisions of the Fund's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Fund.

8. Notices of Meetings

     The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Manager and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and

                   [balance of page intentionally left blank] their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                   NARRAGANSETT INSURED TAX-FREE INCOME
                                FUND



________________________  By:___________________________________



ATTEST:                   AQUILA MANAGEMENT CORPORATION



_______________________   By:___________________________________

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                    Narragansett Insured Tax-Free Income Fund

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held on October 10, 2002

                                 PROXY STATEMENT





THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting
         www.proxyweb.com

     To vote your shares by the Internet, contact the Fund at www.proxyweb.com. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

                 Proxy for Shareholders Meeting October 10, 2002
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder of NARRAGANSETT INSURED TAX-FREE INCOME FUND (the "Fund") whose signature(s) appears below does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, October 10, 2002 at the Rhode Island Convention Center, One Sabin Street, Providence, Rhode Island; at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments:   _______________________________
                            _______________________________
                            _______________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2002


_________________________________
 Signature(s)
[Please sign within the box]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.



NARRAGANSETT INSURED TAX-FREE INCOME FUND

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

[X]  PLEASE DO NOT USE FINE POINT PENS

1.       Election of Trustees

        01) Lacy B. Herrmann*  02) Vernon R. Alden  03) Paul Y. Clinton
        04) David A. Duffy* 05) William J. Nightingale 06) John J. Partridge* 07) Cornelius T. Ryan 08) J. William Weeks

         * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/or name(s)on the line below.


_______________

[bolded in printed form]

     Management recommends a vote FOR all nominees listed above and FOR the proposals listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

2. Action on selection of KPMG LLP as independent auditors
                   (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

3.  Action on a proposed  new revised and amended Investment
    Advisory and Administration Agreement under which the Fund will become responsible for Fund accounting expenses.
                   (Proposal No. 3 in Proxy Statement)

4. As to any other matter said proxies shall vote in accordance with their best judgment.
                                                       __
                  I plan to attend the annual meeting [__]

                  For   address   changes   and/or   comments,
please   check   this  box  and  write   them  on  the   front   where
indicated.                       _
                                [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.